Exhibit 10.2

AHCA CONTRACT NO. FA971
AMENDMENT NO. 3

THIS CONTRACT, entered into between the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor," or “Health Plan,” is hereby amended as follows:

1.	Standard Contract, Section III., Item B., Contract Managers, sub-item 1., is hereby amended to now read as follows:

1.	The Agency’s Contract Manager’s contact information is as follows:
Kenyatta Smith
Agency for Health Care Administration
2727 Mahan Drive, MS #50
Tallahassee, FL 32308
(850) 412-4068

2.
Effective January 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Section D., Service(s) to be Provided, Item 2., Approved Expanded Benefits, sub-item a., Table 6, Effective Date: 09/01/12 – 08/31/15, Non-Reform Expanded Services,, is hereby deleted in its entirety and replaced with Table 6, Effective Date 01/01/13 – 08/31/15 (010113), Non-Reform Expanded Services, as follows:

TABLE 6 Effective Date: 01/01/13 – 08/31/15 (010113)
Non-Reform Expanded Services
Not limited to three (3) home health visits per day
One (1) general office visit per day
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

3.
Effective January 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Section G., Benefit Grid/Customized Benefit Package – Reform Capitated Plans Only, is hereby amended to include the Benefit Grids as follows::

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AHCA Contract No. FA971, Amendment No. 3, Page 1 of 6

Exhibit 10.2

Area 10 Broward- Children and Families

COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health					$	admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery – ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services			$	Annual	0%	coinsurance
Vision Services				Annual	$	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	10	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Expanded benefits
Not limited to three (3) home health visits per day
One (1) general office visit per day
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

AHCA Contract No. FA971, Amendment No. 3, Page 2 of 6

Exhibit 10.2

Area 10 Broward- Aged and Disabled

COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health					$	admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery – ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services			$	Annual	0%	coinsurance
Vision Services				Annual	$	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	20	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Expanded benefits
Not limited to three (3) home health visits per day
One (1) general office visit per day
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

AHCA Contract No. FA971, Amendment No. 3, Page 3 of 6

Exhibit 10.2

Area 4 Baker, Clay, Duval & Nassau- Children and Families

COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health					$	admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery – ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services			$	Annual	0%	coinsurance
Vision Services				Annual	$	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	10	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Expanded benefits
Not limited to three (3) home health visits per day
One (1) general office visit per day
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

AHCA Contract No. FA971, Amendment No. 3, Page 4 of 6

Exhibit 10.2

Area 4 Baker, Clay, Duval & Nassau- Aged and Disabled

COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health					$	admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery – ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services			$	Annual	0%	coinsurance
Vision Services				Annual	$	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	20	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Expanded benefits
Not limited to three (3) home health visits per day
One (1) general office visit per day
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

AHCA Contract No. FA971, Amendment No. 3, Page 5 of 6

Exhibit 10.2

Unless otherwise stated, this Amendment shall be effective upon execution by both Parties.
All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in this Contract.
This Amendment and all its attachments are hereby made part of this Contract.
This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
IN WITNESS WHEREOF, the Parties hereto have caused this six (6) page Amendment to be executed by their officials thereunto duly authorized.

	WELLCARE OF FLORIDA, INC., D/B/A		STATE OF FLORIDA, AGENCY FOR
	STAYWELL HEALTH PLAN OF		HEALTH CARE ADMINISTRATION
FLORIDA
SIGNED		SIGNED
BY:	/s/ Christina Cooper	BY:	/s/ Elizabeth Dudek
NAME:	Christina Cooper	NAME:	Elizabeth Dudek
TITLE:	President, FL and HI Division	TITLE:	Secretary
DATE:	3/13/2013	DATE:	3/14/2013

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AHCA Contract No. FA971, Amendment No. 3, Page 6 of 6